EXHIBIT 99.2

                       MINDLOFT CORPORATION



                            APPENDIX B

                   Notice of Guaranteed Delivery

                               For

                  Tender of Shares of Common Stock


                               Of

                      Lucent Technologies Inc.
                               Or
                        Xerox Corporation

                               To

                       MindLoft Corporation



           (NOT TO BE USED FOR SIGNATURE GUARANTEES)


   This Notice of Guaranteed Delivery, or a form substantially equivalent to it, must be used to accept the Exchange Offer (i) if certificates for Securities (as defined below) are not immediately available, (ii) if the procedure for book-entry transfer cannot be completed prior to the Expiration Date or (iii) if time will not permit all required documents to reach the Depositary prior to the Expiration Date. This form may be delivered by hand, transmitted by facsimile transmission or mailed to the Depositary.

                 The Depository for the Offer is:

                (insert Depositary name) Depositary
                        Depositary Address
                    Depositary City, State Zip
                    Telephone: (888) 888-8888

                 (For eligible institutions only)
               Confirm Facsimile by Telephone Only:

        Exhibit 99.2 - pg. 1


                       MINDLOFT CORPORATION


     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS
OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA
FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF AN
"ELIGIBLE INSTITUTION" IS REQUIRED TO GUARANTEE A SIGNATURE ON A
LETTER OF TRANSMITTAL UNDER THE INSTRUCTIONS SET FORTH IN THAT LETTER, THAT SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

     The undersigned hereby tenders to MindLoft Corporation, a Florida corporation ("Offeror"), upon the terms and subject to the conditions set forth in the Offeror's Exchange Offer dated ________, 2001 (the "Exchange Offer") and the related Letter of Transmittal (which, together with any amendments or supplements thereto, constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the number of shares set forth below of common stock, (the "Securities"), of the Company, pursuant to the guaranteed delivery procedures set forth in the Exchange Offer.

Signature(s)_____________________    Address(es)________________________

_________________________________    ___________________________________
                                                                Zip Code

Name(s) of Record Holder(s)          Area Code and Tel. No.(s)__________

________________________________     Taxpayer Identification or
Please Print or Type                 Social Security Number_____________

Number of shares of Common Stock     Check box if shares of Common Stock
                                     will be tendered by book-entry
                                     transfer: [___]

Certificate No.(s) (If Available)    Account Number_____________________
_________________________________
_________________________________

Dated ________________, 2001


THE GUARANTEE SET FORTH BELOW MUST BE COMPLETED


                             BELOW
            (Not to be used for signature guarantee)

        Exhibit 99.2 - pg. 2


                       MINDLOFT CORPORATION



    The undersigned, a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program, the Stock Exchange Medallion Program or an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Depositary within three trading days (as defined in the Exchange Offer) after the date shown below either

    (i) Certificates representing the shares of Common Stock and shares of Preferred Stock tendered hereby, in proper form for transfer, or,

    (ii) Where shares of Common Stock are being tendered, confirmation of the book-entry transfer of such shares of Common Stock into the Depositary's accounts at The Depository Trust Company.

In each case, delivery of the Certificates of the shares tendered will include a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantees, or an Agent's Message (as defined in the Exchange Offer), and any other required documents.

_____________________________       ___________________________________
       Name of Firm                          Authorized Signature

_____________________________       Name_______________________________
        Address                             Please Print or Type

_____________________________       Title______________________________
                     Zip Code
                                    Date__________________________,2001
Area Code and Tel. No._______


NOTE: DO NOT SEND CERTIFICATES FOR SHARES OF COMMON STOCK WITH THIS NOTICE. CERTIFICATES SHOULD BE SENT ONLY WITH YOUR LETTER OF TRANSMITTAL.

        Exhibit 99.2 - pg. 3